SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 12, 2003

MEDIACOM COMMUNICATIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-29227	06-1566067
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crystal Run Road

Middletown, New York 10941

(Address of principal executive offices)

Registrant’s telephone number:  (845) 695-2600

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements of Business Acquired: None

(b)    Pro Forma Financial Information: None

(c)    Exhibits:

Exhibit No.	Description

99.1	Press Release dated May 12, 2003, announcing financial results for the quarter ended March 31, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this report).

Item 9.    Regulation FD Disclosure.

Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9.

On May 12, 2003, Mediacom Communications Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2003, and a copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The press release contains numerical disclosure of operating cash flow, which is not a measure of performance calculated in accordance with generally accepted accounting principles (GAAP) in the United States. A reconciliation of operating cash flow to operating income, the most directly comparable financial measure calculated and presented in accordance with GAAP, is presented in Attachment 4 to the press release. Disclosure regarding management’s reasons for presenting operating cash flow appears on page 3 of the press release.

Item 12.    Results of Operations and Financial Condition.

Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by this Item 12 under Item 9 of

Form 8-K, “Regulation FD Disclosure”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIACOM COMMUNICATIONS CORPORATION

Date: May 12, 2003	By:	/S/ MARK E. STEPHAN
Mark E. Stephan
Senior Vice President and
Chief Financial Officer